Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1684

              Closed-End Strategy: Global Income Portfolio 2016-3

                          Supplement to the Prospectus

Effective September 12, 2016, the name of Babson Capital Global Short Duration High Yield Fund (the "Fund") has been changed to Barings Global Short Duration High Yield Fund. The investment objectives, management, ticker symbol (BGH) and all other aspects concerning the Fund will remain unchanged.

Notwithstanding anything to the contrary in the prospectus, your Portfolio holds, and will continue to purchase, shares of Barings Global Short Duration High Yield Fund.

Supplement Dated:  September 13, 2016